SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 29, 2002

I-FLOW CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	0-18338	33-0121984

(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

20202 Windrow Drive
Lake Forest, CA 92630
(Address of Principal Executive Offices)

(949) 206-2700
(Registrant’s telephone number, including area code)

ITEM 5. OTHER

     On May 29, 2002, I-Flow Corporation (the “Company”) filed an Amended and Restated Certificate of Incorporation (the “Certificate”) with the State of Delaware. The Certificate creates a classified board of directors having three classes. The Class I directors, Jack H. Halperin and James J. Dal Porto, will serve on the board of directors until the 2003 Annual Meeting of Stockholders. The Class II directors, Joel S. Kanter and Erik H. Loudon, will serve on the board of directors until the 2004 Annual Meeting of Stockholders. The Class III directors, Dr. John H. Abeles, Donald M. Earhart and Dr. Henry T. Tai, will serve on the board of directors until the 2005 Annual Meeting of Stockholders. The directors were elected, and the Certificate was approved, by the Company’s stockholders at the 2002 Annual Meeting of Stockholders held on May 23, 2002.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     Set forth below is a list of exhibits included as part of this Current Report.

Exhibit Number	Description of Exhibit

3.1	Amended and Restated Certificate of Incorporation of I-Flow Corporation

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2002	I-FLOW CORPORATION

	By:	/s/ Donald M. Earhart
Donald M. Earhart Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

3.1	Amended and Restated Certificate of Incorporation of I-Flow Corporation